SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           Staten Island Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     [Staten Island Bancorp, Inc. Letterhead]





                                                                  March 29, 1999


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Staten Island Bancorp, Inc. The meeting will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, April 29, 1999 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         For the reasons set forth in the accompanying proxy statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         Your continued support of and interest in Staten Island Bancorp, Inc. is sincerely appreciated.

                                                     Sincerely,



                                                    /s/Harry P. Doherty
                                                    -------------------
                                                    Chairman of the Board
                                                    and Chief Executive Officer

                           STATEN ISLAND BANCORP, INC.
                                 15 Beach Street
                          Staten Island, New York 10304
                                 (718) 447-7900



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 29, 1999


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Staten Island Bancorp, Inc. (the "Company") will be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, April 29, 1999 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement ("Proxy Statement"):

         (1) To elect three (3) directors for a three-year term or until their successors are elected and qualified;

         (2) To amend the Company's 1998 Stock Option Plan and the Company's 1998 Recognition and Retention Plan and Trust to revise the provisions relating to the vesting of options and awards;

         (3) To ratify the appointment by the Board of Directors of Arthur Andersen L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed March 19, 1999 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS




                                              /s/Patricia J. Villani
                                              ----------------------
                                              Patricia J. Villani
                                              Corporate Secretary

Staten Island, New York
March 29, 1999

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                           STATEN ISLAND BANCORP, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 29, 1999

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Staten Island Bancorp, Inc. (the "Company"), the Delaware-chartered thrift holding company for Staten Island Savings Bank (the "Savings Bank"). The Company acquired all of the Savings Bank's common stock issued in connection with the conversion of the Savings Bank from mutual to stock form in December 1997 (the "Conversion"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Excelsior Grand, located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, April 29, 1999 at 10:00 a.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 29, 1999.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the matters described below and upon the transaction of such other business as may properly come before the meeting in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Patricia J. Villani, Corporate Secretary, Staten Island Bancorp, Inc., 15 Beach Street, Staten Island, New York 10304); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on March 19, 1999 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 42,683,705 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the meeting and entitled to vote is required to amend the stock benefit plans and to ratify the appointment of the independent auditors. Abstentions will be counted as present and entitled to vote and will have the effect of a vote against the proposals. Under rules of the New York Stock Exchange ("NYSE"), all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

         There currently are 10 directors of the Company. The Company's certificate of incorporation ("Certificate of Incorporation") provides that the Board of Directors of the Company shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees currently serve as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues.


           Nominees for Director for Three-Year Term Expiring in 2002

                                                                     Director
    Name and Position                        Age(1)                   Since(2)
    -----------------                        ------                   --------
Harold Banks                                   75                       1983
Director

Denis P. Kelleher                              60                       1988
Director

Julius Mehrberg                                69                       1996
Director

         The Board of Directors recommends that you vote FOR the election of the above nominees for director.


Members of the Board of Directors Continuing in Office


                      Directors Whose Terms Expire in 2000

                                                                    Director
    Name and Position                        Age(1)                   Since(2)
    -----------------                        ------                   --------
Harry P. Doherty                               56                       1989
Chairman of the Board and Chief
  Executive Officer

William G. Horn                                75                       1968
Director

William E. O'Mara                              68                       1994
Director

                      Directors Whose Terms Expire in 2001
                                                                     Director
    Name and Position                        Age(1)                   Since(2)
    -----------------                        ------                   --------
Charles J. Bartels                             75                       1964
Director

James R. Coyle                                 52                       1990
Director, President and Chief
  Operating Officer

John R. Morris                                 60                       1986
Director
Kenneth W. Nelson                              76                       1977
Director

-------------------
(1)    At March 19, 1999.
(2)    Includes service as a director of the Savings Bank.

         Information concerning the principal position with the Company and the Savings Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

         Harold Banks. Mr. Banks is a cemetarian and has been Executive Director, Secretary and Treasurer of Ocean View The Cemetery Beautiful, Staten Island, New York, since 1979. Mr. Banks also serves on the Boards of the Elmweir Cemetery Association and Mt. Zion Cemetery.

         Charles J. Bartels. Mr. Bartels is President and Chief Executive Officer of Bartels & Eleford, Inc., a real estate appraisal firm located in Staten Island, New York.

         James R. Coyle. Mr. Coyle has served as President and Chief Operating Officer of the Savings Bank since June 1990. Previously, Mr. Coyle served as Executive Vice President from 1987 to 1990 and as Chief Financial Officer from 1989 to 1990. Mr. Coyle has been employed by the Savings Bank since 1970. Mr. Coyle is a member of the Board of the Center for Financial Studies, Fairfield, Connecticut, and is a member of Community Bankers Association of New York State ("CBANYS").

         Harry P. Doherty. Mr. Doherty has served as Chairman of the Board and Chief Executive Officer of the Savings Bank since May 1990. Previously, Mr. Doherty served as President and Chief Operating Officer from 1989 to 1990 and Executive Vice President from 1987 to 1989. Mr. Doherty has been employed by the Savings Bank since 1966. Mr. Doherty serves as a director of the Institutional Investors Capital Appreciation Mutual Fund as well as the MSB Fund. Mr. Doherty serves as a director of both CBANYS and America's Community Bankers.

         William G. Horn. Mr. Horn is currently retired. Previously, Mr. Horn was a Senior Account Agent for the Allstate Insurance Company.

         Denis P. Kelleher. Mr. Kelleher is Chief Executive Officer of Wall Street Access (formerly Wall Street Investors Services), a financial services company and member firm of the NYSE, located in New York City. Mr. Kelleher also serves as a director of the Irish Investment Fund, a closed end investment company listed on the NYSE having a main investment focus in Irish-based securities.

         Julius Mehrberg. Mr. Mehrberg is a principal and partner in various real estate development and management companies, primarily Fingerboard Estates Corp., located in Staten Island, New York.

         John R. Morris. Mr. Morris retired from Merrill Lynch in May 1997 where he served as a Vice President of the Capital Markets and Private Client groups. Mr. Morris has over 35 years of experience in the financial services area. Mr. Morris currently is a private investor and is self-employed as a consultant.

         Kenneth W. Nelson. Mr. Nelson is Chairman, President and Chief Executive Officer of Tech Products, Inc., a manufacturing and marketing company located in Staten Island, New York. Mr. Nelson is also Chairman of Methods Research Corp., an importing and marketing company located in Farmingdale, New Jersey, and Chairman, President and Chief Executive Officer of Carey Realty Corp., a real estate holding company located in Staten Island, New York. Mr. Nelson also serves as a director of American Centurion Life Assurance Co., a subsidiary of American Express Insurance and Annuities, and of First Fortis Life Insurance Company, a subsidiary of Fortis, Inc. Insurance and Annuities.

         William E. O'Mara. Mr. O'Mara is an employee with the firm of Wohl and O'Mara, civil engineers and land surveyors, located in Staten Island, New York. Prior to January 2, 1998, he served as a partner in the firm.

Stockholder Nominations

         Article IV, Section 4.15 of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. Generally, to be timely, a stockholder's notice must be delivered to, or mailed, postage prepaid, to the principal executive offices of the Company not later than 120 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination is required to set forth certain information specified in the Bylaws. Any such nomination by a stockholder must have been delivered or received no later than the close of business on November 30, 1998. No such nominations by stockholders were received with respect to the Annual Meeting.

Board of Directors Meetings and Committees of the Company and the Savings Bank

         Regular meetings of the Board of Directors of the Company are held as necessary. Through the year ended December 31, 1998, the Board of Directors of the Company met 12 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he or she served that were held during this period. The entire Board of Directors of the Company acts as a Nominating Committee. The Board of Directors of the Company has established the following committees:

         Audit Committee. The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's system of internal control with management and such independent auditors and reviews regulatory examination reports. The Audit Committee, which is comprised of Messrs. Morris (Chairman), Horn, Kelleher and O'Mara met four times during fiscal 1998.

         Compensation  Committee.  The  Compensation  Review  Committee  of  the
Company reviews and recommends compensation and benefits for the Company employees. The Compensation Review Committee, which is comprised of Messrs. Horn (Chairman), Bartels and Morris, met four times during fiscal 1998.

         The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings. During the year ended December 31, 1998, the Board of Directors of the Savings Bank met 12 times. The Board of Directors of the Savings Bank has established nine committees, including an Executive Committee, Compensation Committee, Investment Committee, Loan Review and Loan Real Estate Investment Committee. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period.

Executive Officers Who Are Not Directors

         Set forth below is information concerning the executive officers of the Company and the Savings Bank who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

         John P. Brady. Age 47 years. Mr. Brady has served as Executive Vice President and Chief Lending Officer of the Savings Bank since May 1987. Mr. Brady has been employed by the Savings Bank since 1982 and previously served as Vice President and mortgage officer and as the Community Reinvestment Act officer for the Savings Bank.

         Frank J. Besignano. Age 44 years. Mr. Besignano has served as Senior Vice President of the Savings Bank for Marketing, Business Development and Compliance since May 1991. Mr. Besignano has been employed by the Savings Bank since 1982 and previously served as Vice President and marketing officer since 1987.

         Edward J. Klingele. Age 46 years. Mr. Klingele has served as Senior Vice President and Chief Financial Officer of the Savings Bank since May 1990 and of the Company since its inception. Mr. Klingele has been employed by the Savings Bank since 1976 and previously served as Controller of the Savings Bank from 1984 to 1990.

         Deborah Pagano. Age 44 years. Ms. Pagano has served as Senior Vice President - Branch Administration for the Savings Bank since May 1989. Ms. Pagano has been employed by the Savings Bank since 1976 and previously served as Vice President of the Savings Bank from 1984 to 1989.

         Donald C. Fleming. Age 50 years. Mr. Fleming has served as Senior Vice President of the Savings Bank for Strategic Planning and Technical Services since January 1997. Previously, Mr. Fleming served as Director, Executive Vice President and Chief Financial Officer of North Side Savings Bank, Floral Park, New York, from 1988 to 1996.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that with respect to the year ended December 31, 1998, the Company's officers and directors satisfied the reporting requirements promulgated under
Section 16(a) of the 1934 Act except that Messrs. Coyle and Kelleher each filed late Form 4s with respect to one and two transactions to purchase Common Stock during the year, respectively.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock; (ii) the directors of the Company; (iii) certain executive officers of the Company and the Savings Bank; and (iv) all directors and certain executive officers of the Company and the Savings Bank as a group.

                                                        Amount and Nature
      Name of Beneficial                                  of Beneficial
      Owner or Number of                                 Ownership as of                 Percent of
      Persons in Group                                   March 19, 1999(1)              Common Stock
      ----------------                                   -----------------              ------------
Staten Island Bancorp, Inc.                                 3,438,500(2)                    8.06%
Employee Stock Ownership Plan
15 Beach Street
Staten Island, New York 10304

Directors:

Harold Banks                                                  101,066(3)                      *
Charles J. Bartels                                             58,585(4)                      *
James R. Coyle                                                195,078(5)                      *
Harry P. Doherty                                              296,944(6)                      *
William G. Horn                                                52,343(7)                      *
Denis P. Kelleher                                              86,839(8)                      *
Julius Mehrberg                                                59,950(9)                      *
John R. Morris                                                 84,000(10)                     *
Kenneth W. Nelson                                             110,000(11)                     *
William E. O'Mara                                              44,000(12)                     *

Certain Executive Officers:

Frank J. Besignano                                             93,033(13)                     *
John P. Brady                                                  99,369(14)                     *
Donald C. Fleming                                              67,215(15)                     *
Deborah Pagano                                                 95,031(16)                     *
Edward J. Klingele                                             85,907(17)                     *

All Directors and certain Executive Officers of the
Company and the Savings Bank as a group (15 persons)        1,529,360                    3.58%

-----------------
*         Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals.

                                         (Footnotes continued on following page)

          Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
          (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Staten Island Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Staten Island Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Coyle, Doherty, Horn, Kelleher and O'Mara who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 3,204,657 shares of Common Stock held in the Trust were unallocated and 233,843 shares had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP (except for shares allocated to an executive officer as a participant).

(3) Includes 40,000 shares held in the Recognition and Retention Plan Trust ("Recognition Plan") allocated to Mr. Banks and 48,566 shares held by the retirement fund of Ocean View The Cemetery Beautiful, of which Mr. Banks is the Executive Director. Mr. Banks disclaims beneficial ownership with respect to such shares held in the Ocean View The Cemetery Beutiful retirement fund.

(4) Includes 2,459 shares held by Mrs. Bartels, 40,000 shares held in the Recognition Plan allocated to Mr. Bartels and 1,290 shares held in trust for Mr. Bartel's grandchildren as to which he is custodian.

(5) Includes 11,824 shares held jointly with Mr. Coyle's spouse, 3,645 shares held by children of Mr. Coyle who reside with him, 36,574 shares held by the Savings Bank's 401(k) Plan, 1,935 shares held by the Directors' Deferred Compensation Plan, 138,000 shares held in the Recognition Plan allocated to Mr. Coyle and 3,100 shares allocated to him pursuant to the ESOP.

(6) Includes 36,835 shares held jointly with Mr. Doherty's spouse, 1,750 shares held by children of Mr. Doherty who reside with him, 51,059 shares held by the Savings Bank's 401(k) Plan, 4,200 shares held by the Directors' Deferred Compensation Plan, 200,000 shares held in the Recognition Plan allocated to Mr. Doherty and 3,100 shares allocated to him pursuant to the ESOP.

(7) Includes 4,010 shares held by the Directors' Deferred Compensation Plan amd 40,000 shares held in the Recognition Plan allocated to Mr. Horn.

(8) Includes 1,343 shares held individually by Mr. Kelleher's spouse, 25,496 shares held by the Directors' Deferred Compensation Plan and 40,000 shares held in the Recognition Plan allocated to Mr. Kelleher.

(9) Includes 10,000 shares held individually by Mr. Mehrberg's spouse and 7,950 shares held by the Directors' Deferred Compensation Plan and 40,000 shares held in the Recognition Plan allocated to Mr. Mehrberg.

(10) Includes 42,000 shares held jointly with Mr. Morris's spouse and 40,000 shares held in the Recognition Plan allocated to Mr. Morris.

(11) Includes 18,000 shares held individually by Mrs. Nelson, 24,000 shares held by Tech Product, Inc. of which Mr. Nelson is a controlling shareholder, 40,000 shares held in the Recognition Plan alloacated to Mr. Nelson, 2,000 shares held in trust for Mr. Nelson's children and grandchildren as to which he is custodian and 10,000 shares held by the Margaret M. Nelson Realty Trust for which Mr. Nelson serves as a trustee. Mr. Nelson disclaims beneficial ownership with respect to such shares held in trust.


                                         (Footnotes continued on following page)

(12)      Includes 40,000 shares held in the  Recognition  Plan allocated to Mr.
          O'Mara.

(13) Includes 8,333 shares held jointly with Mr. Besignano's spouse, 421 shares held in his Individual Retirement Account, 26,697 shares held by the Savings Bank's 401(k) Plan, 55,200 shares held in the Recognition Plan allocated to Mr. Besignano and 2,382 shares allocated to Mr. Besignano and 2,382 shares allocated to Mr. Besignano pursuant to the ESOP.

(14) Includes 23,881 shares held by the Savings Bank's 401(k) Plan, 72,000 shares held in the Recognition Plan allocated to Mr. Brady and 3,100 shares allocated to him pursuant to the ESOP.

(15) Includes 10,000 shares held jointly with Mr. Fleming's spouse, 55,000 shares held in the Recognition Plan allocated to Mr. Fleming and 2,015 shares allocated to him pursuant to the ESOP.

(16) Includes 625 shares held by the Individual Retirement Account of Ms. Pagano's spouse, 23,579 shares held by the Savings Bank's 401(k) Plan, 5,234 held jointly with Ms. Pagano's spouse, 62,900 shares held in the Recognition Plan allocated to Ms. Pagano and 2,693 shares allocated to her pursuant to the ESOP.

(17) Includes 590 shares held jointly with Mr. Klingele's spouse, 5,750 shares held in trust for children of Mr. Klingele who reside with him, 178 shares held by his Individual Retirement Account, 11,750 shares held by the Savings Bank's 401(k) Plan, 65,000 shares held in the Recognition Plan allocated to Mr. Klingele and 2,639 shares allocated to him pursuant to the ESOP.

Summary Compensation Table

          The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the year ended December 31, 1998 to the Chief Executive Officer of the Savings Bank and the four other most highly compensated officers of the Savings Bank.

                                         Annual Compensation                        Long Term Compensation
                                   ------------------------------------    ----------------------------------------
                                                                                       Awards              Payouts
                                                                           ---------------------------    ---------
        Name and                                            Other                           Securities
       Principal                                            Annual         Restricted       Underlying       LTIP       All Other
       Position          Year      Salary     Bonus     Compensation(1)      Stock(2)        Options        Payouts  Compensation(3)
       --------          ----      ------     -----     ---------------      --------        -------        -------  ---------------
Harry P. Doherty         1998      $519,426     --             --           $4,050,00        325,000           --        $120,331
Chairman and             1997       504,015     --             --               0               --             --          50,625
Chief Executive          1996       356,457     --             --               --              --             --          43,500
  Officer                                                                       --
James R. Coyle           1998       373,923     --             --           2,794,500        225,000           --         101,806
President and            1997       348,513     --             --               --              --             --          37,236
Chief Operating          1996       275,715     --             --               --              --             --          35,680
  Officer
John P. Brady            1998       161,554     --             --           1,458,000        103,000           --          73,257
Executive Vice           1997       163,190     --             --               --              --             --          20,973
  President              1996       137,909     --             --               --              --             --          20,500
Deborah Pagano           1998       139,676     --             --           1,273,725         90,000           --          62,033
Senior Vice              1997       125,852     --             --               --              --             --          19,298
  President              1996       117,394     --             --               --              --             --          18,053
Edward J. Klingele       1998       145,497     --             --           1,316,250         93,000           --          58,084
Senior Vice              1997       129,473     --             --               --              --             --          16,584
  President              1996       116,833     --             --               --              --             --          15,876

---------------
(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Savings Bank, the costs to the Savings Bank of providing such benefits to the named executive officer during the year ended December 31, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.
(2)       Represents the grant of 200,000,  138,000,  72,000,  65,000 and 62,900 shares of restricted Common Stock to Messrs. Doherty, Coyle, Brady and Klingele and Ms. Pagano, respectively, pursuant to a Recognition Plan, which were deemed to have had the indicated value at the date of grant, and which had a fair market value at December 31, 1998 of $3,987,600, $2,751,444, $1,435,536, $1,295,970 and $1,236,156 for the
          grants to Messrs. Doherty, Coyle, Brady and Klingele and Ms. Pagano, respectively. The awards vest 20% per year from the date of grant. Dividends paid on the restricted Common Stock are held in a Recognition Plan Trust and paid to the recipient when the restricted stock vests.

(3) In 1998, consists of the Savings Bank's contributions to the Savings Bank's 401(k) profit sharing plan of $9,600, $9,600, $9,600, $5,468 and $8,340 for the account of Messrs. Doherty, Coyle, Brady and Klingele and Ms. Pagano, respectively, $48,923, $30,398 and $1,849 allocated to Messrs. Doherty, Coyle and Brady, respectively, pursuant to the Savings Bank's Supplemental Executive Retirement Plan ("SERP"), $61,808, $61,808, $61,808, $52,616 and $53,693 allocated on behalf of
          Messrs. Doherty, Coyle, Brady, Klingele and Ms. Pagano, respectively, pursuant to the ESOP.

Stock Options

          The following table sets forth certain information concerning grants of stock options awarded to the named executive officers during the year ended December 31, 1998.

                                           Option Grants in Last Fiscal Year

                                                                                             Potential Realizable Value
                                                                                               at Assumed Annual Rates
                                                                                            of Stock Price Appreciation
                                                     Individual Grants                            for Option Term(4)
                           ---------------------------------------------------------------    -------------------------
                            Options    % of Total Options Granted  Exercise     Expiration
          Name             Granted(1)       to Employees(2)        Price(3)        Date            5%            10%
          ----             ----------       ---------------        --------     ---------     ----------    -----------
Harry P. Doherty            325,000              10.63%            $22.875      7/10/2008     $4,675,438    $11,848,479
James R. Coyle              225,000               7.36              22.875      7/10/2008      3,236,842      8,202,793
John P. Brady               103,000               3.37              22.875      7/10/2008      1,481,754      3,755,056
Deborah Pagano               90,000               2.95              22.875      7/10/2008      1,294,737      3,281,117
Edward J. Klingele           93,000               3.04              22.875      7/10/2008      1,337,895      3,390,488

(1) Consists of stock options exercisable at the rate of 20% per year from the date of grant.
(2)       Percentage of options granted to all employees during fiscal 1998.
(3) In all cases the exercise price was based on the fair market value of a share of Common Stock on the date of grant.
(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $37.261 and $59.332 at compounded rates of return of 5% and 10%, respectively.

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1998 and options held at December 31, 1998
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

                                                                        Number of                             Unexercised
                                                                       Unexercised                             Options at
                             Shares                                Options at Year End                         Year End(1)
                           Acquired on         Value         --------------------------------         ------------------------------
  Name                      Exercise         Realized        Exercisable        Unexercisable         Exercisable      Unexercisable
  ----                      --------         --------        -----------        -------------         -----------      -------------
Harry P. Doherty               --               --                --                325,000               $ --               $ --
James R. Coyle                 --               --                --                225,000                 --                 --
John P. Brady                  --               --                --                103,000                 --                 --
Deborah Pagano                 --               --                --                 90,000                 --                 --
Edward J. Klingele             --               --                --                 93,000                 --                 --

(1)      Based on a per share market price of $19.938 at December 31, 1998.

Employment Agreements

         The Company and the Savings Bank (the "Employers") have entered into employment agreements with each of Messrs. Doherty, Coyle, Brady, Besignano, Klingele and Fleming and Ms. Pagano (the "Senior Executive Officers"). The Employers have agreed to employ the executives for a term of three years, in each case in their current respective positions. Initially, the agreements with the executives are at their current salary levels. The executives' compensation and expenses shall be paid by the Company and the Savings Bank in the same proportion as the time and services actually expended by the Senior Executive Officers on behalf of each respective Employer. With respect to Messrs. Doherty and Coyle, the employment agreements will be reviewed annually, and with respect to the five other Senior Executive Officers, the employment agreements will be reviewed prior to the second anniversary and each anniversary thereafter by the Boards of Directors of the Employers. At such times, the term of the executives' employment agreements shall be extended each year for a successive additional one-year period upon the approval of the Employers' Boards of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

         Each of the employment agreements are terminable with or without cause by the Employers. The Senior Executive Officers shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause. The agreements provide for certain benefits in the event of the executive's death, disability or retirement. In the event that (i) the executive terminates his or her employment because of failure to comply with any material provision of the employment agreement or the Employers change the executive's title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, Messrs. Doherty and Coyle will be entitled to a cash severance amount equal to three times their average annual compensation, as defined, plus an amount to reimburse the executives for certain tax obligations, and the five other Senior Executive Officers will be entitled to a cash severance amount equal to two times their average annual compensation, as defined.

         A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         With respect to the employment agreements with the other Senior Executive Officers, each employment agreement provides that, in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced by the amount which is the minimum necessary to result in the payments not exceeding three times the recipient's average annual compensation from the employer which was includable in the recipient's gross income during the most recent five taxable years. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect. The Company and/or the Savings Bank may determine to enter into similar employment agreements with other officers in the future.

Director's Compensation

         Directors of the Company, except for Messrs. Doherty and Coyle, receive $1,800 per meeting attended of the Board and $1,200 per committee meeting ($600 in the case of the Savings Bank Loan Review Committee) attended. The Chairman of each committee of the Board also receives $1,500 per meeting attended ($750 in the case of the Savings Bank Loan Review Committee). Board fees are subject to periodic adjustment by the Board of Directors.

Retirement Plan

         The Savings Bank maintains a non-contributory, tax-qualified defined benefit pension plan (the "Retirement Plan") for eligible employees. All salaried employees at least age 21 who have completed at least one year of service are eligible to participate in the Retirement Plan. The Retirement Plan provides for a benefit for each participant, including executive officers named in the Executive Compensation Table above, equal to 2% of the participant's final average compensation (average annual compensation during the 36 consecutive calendar months during the final 120 consecutive calendar months of employment) multiplied by the participant's years (and any fraction thereof) of eligible employment (up to a maximum of 30 years). A participant is fully vested in his or her benefit under the Retirement Plan after five years of service. The Retirement Plan is funded by the Savings Bank on a actuarial basis and all assets are held in trust by the Retirement Plan trustee.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 (in single life annuity amounts with no offset for Social Security benefits) at various levels of compensation and years of service under the Retirement Plan and the SERP maintained by the Savings Bank.

                                                                      Years of Service
                                   ---------------------------------------------------------------------------------------
             Remuneration              15                   20                 25                30                   35
             ------------          --------             --------           --------          ---------            --------
               $125,000            $ 37,500             $ 50,000           $ 62,500          $ 75,000             $ 75,000
                150,000              45,000               60,000             75,000            90,000               90,000
                175,000              52,500               70,000             87,500           105,000              105,000
                200,000              60,000               80,000            100,000           120,000              120,000
                225,000              67,500               90,000            112,500           135,000              135,000
                250,000              75,000              100,000            125,000           150,000              150,000
                300,000              90,000              120,000            150,000           180,000              180,000
                400,000             120,000              160,000            200,000           240,000              240,000
                450,000             135,000              180,000            225,000           270,000              270,000
                500,000             150,000              200,000            250,000           300,000              300,000
                550,000             165,000              220,000            275,000           330,000              330,000
                600,000             180,000              240,000            300,000           360,000              360,000

------------
(1) The annual retirement benefits shown in the table do not reflect a deduction for Social Security benefits and there are no other offsets to benefits.

(2) For the fiscal year of the Retirement Plan beginning on January 1, 1998, the average final compensation for computing benefits under the Retirement Plan cannot exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions). Benefits in excess of the limitation are provided through the SERP.

(3) For the fiscal year of the Retirement Plan beginning on January 1, 1998, the maximum annual benefit payable under the Retirement Plan cannot exceed $130,000 (as adjusted for subsequent years pursuant to Code provisions).

(4)      The maximum years of service credited for benefit purposes is 30 years.

         The following table sets forth the years of credited service and the average annual earnings (as defined above) determined as of December 31, 1998, the end of the 1998 plan year, for each of the individuals named in the Executive Compensation Table.

                                       Years of Credited       Average Annual
                                            Service               Earnings
                                       ------------------      --------------
Harry P. Doherty...................        33 years               $450,000
James R. Coyle.....................        29 years                330,000
John P. Brady......................        17 years                149,066
Deborah Pagano.....................        20 years                128,766
Edward J. Klingele.................        22 years                131,900

Supplemental Executive Retirement Plan

         The Savings Bank has adopted the SERP to provide for eligible employees benefits that would be due under its Retirement Plan and 401(k) Plan if such benefits were not limited under the Code. SERP benefits provided with respect to the Retirement Plan are reflected in the pension table. The Board of Directors of the Savings Bank intends to adopt an amendment to the SERP to provide eligible employees with benefits that would be due under the ESOP if such benefits were not limited under the Code.

Transactions With Certain Related Persons

         In accordance with applicable federal laws and regulations, the Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. Until November 1996, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         Except as hereinafter indicated, all loans made by the Savings Bank to its executive officers and directors are made in the ordinary course or business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

         In accordance with applicable regulations, the Savings Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Savings Bank and does not give preference to any executive officer or director over other employees of the Savings Bank. Under the terms of such loans, the interest rate is 1% below that charged on similar loans to non-employees and certain fees and charges are waived. Set forth in the following table is certain information relating to such preferential loans to executive officers and directors which were outstanding at December 31, 1998.

                                                        Largest Amount of
                                                       Indebtedness between
                                                         January 1, 1998              Balance as of          Interest
          Name                Year Loan Made          and December 31, 1998         December 31, 1998          Rate
          ----                --------------          ---------------------         -----------------          ----
John P. Brady                      1998                    $   77,498                 $  64,940                5.25%
Donald C. Fleming                  1998                       200,000                   199,551                5.875
Edward J. Klingele                 1998                       171,000                   169,513                5.625
Deborah Pagano                     1998                       130,000                   127,169                5.25

                                       14

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the Board of Directors of the Company and the Savings Bank determines the salaries and bonuses of the Company's and the Savings Bank's Senior Executive Officers. The Compensation Committee also reviews and approves the salaries and bonuses for the Savings Bank's other officers and employees as prepared and submitted to the Compensation Committee by the Savings Bank's Senior Executive Officers. During 1998, the members of the committee were Messrs. Horn (Chairman), Bartels and Morris. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other Savings Bank officers and employees for the year ended December 31, 1998 is set forth below:

Report of the Compensation Committee

         The purpose of the Compensation Committee is to assist the Company and the Savings Bank in attracting and retaining qualified management, motivating executives to achieve performance goals as outlined in the Company's business plan and to ensure that executive compensation is related to and supports the Company's overall objective of enhancing stockholder value.

         In order to establish base salary levels for the Company's Chief Executive Officer and the six other Senior Executive Officers, the Compensation Committee considered the financial performance of the Company, including net income of the Company and various financial ratios. The Compensation Committee also considered the additional responsibilities related to being a public company. Further, with respect to the Savings Bank's other officers and employees, the Compensation Committee reviewed and approved the salary increases and bonuses as submitted by the Savings Bank's Senior Executive Officers.

         Based upon the above factors, the Compensation Committee increased Mr. Doherty's base salary by approximately $75,000 or 16.8% to $525,000 for fiscal 1998. The Compensation Committee provided for an average 6.8% salary increase for the six other Senior Executive Officers.

         Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. No officer participates in the review of his or her respective compensation.

                           William G. Horn, Chairman
                           Charles J. Bartels, Director
                           John R. Morris, Director

         Performance Graph

         The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, the SNL Securities All Thrift Index and Standard and Poor's 500 Index for the period commencing on December 22, 1997, the date the Common Stock began trading on the NYSE, and December 31, 1998.




                            Total Return Performance


                 [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED BELOW]


                                                          Period Ending
Index                          12/22/97   12/31/97    3/31/98    6/30/98     9/30/98      12/31/98
--------------------------------------------------------------------------------------------------
Staten Island Bancorp, Inc.     100.00      109.84     106.88     119.71       95.10        105.80
S&P                                500      100.00     101.81     119.84      107.92        130.90
SNL Thrift Index                100.00      102.51     109.91     105.75       82.93         90.16



         The above graph represents $100 invested in the Common Stock at $19.0625 per share, the closing price per share as of December 22, 1997, the date it commenced trading on the NYSE. The cumulative total returns include the payment of dividends by the Company.

              PROPOSAL TO AMEND THE 1998 STOCK OPTION PLAN AND THE
             1998 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

         The Board of Directors of the Company adopted the 1998 Stock Option Plan ("Option Plan") and the 1998 Recognition and Retention Plan and Trust Agreement ("Recognition Plan")(together, the "Plans"), both of which were approved by stockholders of the Company at a special meeting of stockholders held on July 10, 1998 (the "Special Meeting"). The Company completed its Conversion in December 1997. Under applicable regulations of the Office of Thrift Supervision (the "OTS"), stock benefit plans such as the Plans established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations. Specifically, the OTS regulations provide, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death unless then authorized by regulation or not otherwise prohibited by law or regulations. The Plans provide that in the event of a change in control of the Company or retirement of the recipient (as defined) vesting of awards would accelerate if, as of such date, such treatment is either authorized or is not prohibited by applicable law and regulations. The OTS has authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the Plans is obtained.

         The Board of Directors of the Company has adopted amendments to the Plans, subject to approval by the stockholders, in order to remove the restrictions described above and to provide that new awards shall vest at the rate determined by the Board or the administering committee and that both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the Plans. The Plans were also amended for conforming changes and certain administrative matters. These amendments are consistent with the Company's intentions when it originally adopted these Plans and such intentions were fully disclosed in the proxy materials for the Special Meeting. OTS policy requires that these amendments be presented to stockholders more than one year after a mutual to stock conversion. The amendments do not increase the number of shares reserved for issuance under the Plans or change the vesting schedule or terms of outstanding awards under the Plans other than to accelerate the vesting upon a change in control or retirement. In the event that these amendments to the Plans are not approved by stockholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement (unless authorized at such time or not prohibited by applicable laws or regulations), but the other provisions of the Plans will remain in effect as originally adopted. The Company is currently not in discussions with respect to any transaction that would result in a change in control of the Company, and there are no proposals, arrangements or understandings known to the Company that would result in a change in control.

         The Plans were adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Plans are also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights. Awards are available for grant to non-employee directors and key employees of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-incentive stock options. Officers, key employees and non-employee directors of the Company and its subsidiaries who are selected by the Board of Directors of the Company or members of the administering committee appointed by the Board are eligible to receive plan share awards under the Recognition Plan.

         The Plans are administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee consists of Messrs. William G. Horn, Julius Mehrberg and John R. Morris.

         Under the Option Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted options and stock appreciation rights, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted. Under the Recognition Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted plan share awards, the number of shares subject to each award and the vesting schedule of such awards.

         As of March 1, 1999, options to purchase 3,056,000 shares of Common Stock have been granted and are outstanding under the Option Plan and 1,242,125 shares remain available for future grant under the plan. As of March 1, 1999, plan share awards for 1,501,725 shares have been granted under the Recognition Plan and 217,525 shares are available for future grant under the plan. Previously granted awards under the Plans will vest at the rate of 20% per year over five years. The proposed amendments to the Plans will not affect the number of shares previously granted nor change the vesting schedule of outstanding awards under the Plans but will provide that outstanding awards as well as newly granted awards will accelerate in certain circumstances as described above.

         A copy of the Amended and Restated1998 Stock Option Plan is attached hereto as Appendix A and a copy of the Amended and Restated 1998 amended Recognition and Retention Plan and Trust Agreement is attached hereto as Appendix B.

         The Board of Directors recommends that stockholders vote FOR adoption of the amendments to the 1998 Stock Option Plan and the 1998 Recognition and Retention Plan and Trust Agreement to provide that any future awards granted thereunder may vest at the rate determined by the Board of Directors or the Committee and that both existing and future awards will accelerate under certain circumstances.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Arthur Andersen L.L.P., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Arthur Andersen L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Arthur Andersen L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Arthur Andersen L.L.P. as independent auditors for the fiscal year ending December 31, 1999.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in April 2000, must be received at the principal executive offices of the Company, 15 Beach Street, Staten Island, New York 10304, Attention: Patricia J. Villani, Corporate Secretary, no later than November 30, 1999.

          Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 120 days prior to the mailing of proxy materials with respect to the immediately preceding annual meeting of stockholders of the Company. Stockholder proposals submitted pursuant to Section 2.14 of the Bylaws for the next annual meeting of stockholders must be received by the Company no later than November 30, 1999.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1998 required to be filed under the Exchange Act. Such written requests should be directed to Donald C. Fleming, Staten Island Bancorp, Inc., 15 Beach Street, Staten Island, New York 10304. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                              By Order of the Board of Directors




                                              /s/Patricia J. Villani
                                              ----------------------
                                              Patricia J. Villani
                                              Corporate Secretary



March 29, 1999

                                                                      Appendix A

                           STATEN ISLAND BANCORP, INC.
                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

        Staten Island Bancorp, Inc. (the "Corporation") hereby establishes this 1998 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

        The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                   ARTICLE III
                                   DEFINITIONS

        3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

        3.02  "Bank"  means  Staten  Island   Savings  Bank,  the  wholly  owned
subsidiary of the Corporation.

        3.03 "Board" means the Board of Directors of the Corporation.

        3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        3.05 "Code" means the Internal Revenue Code of 1986, as amended.

        3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

        3.07 "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

        3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

        3.09 "Effective Date" means the day upon which the Board approves this Plan.

        3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

        3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

        3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

        3.14 "Non-Employee Director" means a member of the Board of the Corporation or Board of Directors of the Bank, including a Director Emeritus of the Board of the Corporation or Board of Directors of the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

        3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

        3.16 "Offering" means the offering of Common Stock to the public in connection with the conversion of the Bank to the stock form and the issuance of the capital stock of the Bank to the Corporation.

        3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

        3.18 "Option" means a right granted under this Plan to purchase Common Stock.

        3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

        3.20 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

        3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Board or the Committee in accordance with
Section 8.10.

        3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

        4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

        4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

        4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

        4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

        Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to this Plan.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

        6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 4,298,125, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Awards made to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan.

        6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

        The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option (in the case of Employees) and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

        Each Option granted hereunder shall be on the following terms and conditions:

        8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

        8.02   Option Exercise Price.

               (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

               (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the greater of (i) the par value or (ii) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

        8.03  Vesting and Exercise of Options.

               (a) General Rules. Incentive Stock Options and Non-Qualified Options granted to Employees shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

               (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all outstanding Options hereunder shall become vested and exercisable in full in the event of a Change in Control of the Corporation as of the effective date of the Change in Control of the Company.

        8.04  Duration of Options.

               (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of
(i) ten (10) years after its date of grant or (ii) one (1) year after the date on which the Employee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment to a period not exceeding five (5) years.

        Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Non-Employee Director ceases to serve as a director of the Corporation and all Subsidiary Companies, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of service to a period not exceeding five (5) years.

               (b) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

        Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company or has his employment or service terminated following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

        If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

        In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

        8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

        8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

        8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

        8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

        8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this
Section 8.09.

               (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

               (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

               (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee or the Board may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

        8.10   Stock Appreciation Rights.

               (a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

        The terms and conditions with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

               (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

               (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

               (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

               (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

        The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee and each Non-Employee Director and all Non-Employee Directors as a group and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

                                   ARTICLE XI
                          EMPLOYMENT AND SERVICE RIGHTS

        Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

        12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

        12.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

        13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

        13.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XIV
                              STOCKHOLDER APPROVAL

        The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, (iii) the New York Stock Exchange ("NYSE") for listing of the Common Stock on the NYSE, and (iv) regulations of the Office of Thrift Supervision.

                                   ARTICLE XV
                                  MISCELLANEOUS

        15.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

        15.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      Appendix B


                           STATEN ISLAND BANCORP, INC.
                              AMENDED AND RESTATED
             1998 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

        1.01 Staten Island Bancorp, Inc. (the "Corporation") hereby establishes the 1998 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1998 Recognition and Retention Plan and Trust Agreement (the "Agreement").

        1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

        2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and Staten Island Savings Bank ("Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.


                                   ARTICLE III
                                   DEFINITIONS

        The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

        3.01  "Bank"  means  Staten  Island  Savings  Bank,   the   wholly-owned
subsidiary of the Corporation.

        3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

        3.03 "Board" means the Board of Directors of the Corporation.

        3.04 "Change in Control of the Corporation" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

        3.05 "Code" means the Internal Revenue Code of 1986, as amended.

        3.06 "Committee" means the committee  appointed by the Board pursuant to
Article IV hereof.

        3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

        3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

        3.09 "Effective Date" means the day upon which the Board approves this Plan.

        3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

        3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.12 "Non-Employee Director" means a member of the Board of the Corporation or the Board of Directors of the Bank, including a Director Emeritus of the Board of the Corporation or the Board of Directors of the Bank, who is not an Employee.

        3.13 "Offering" means the offering of Common Stock to the public in connection with the conversion of the Bank to the stock form and the issuance of the capital stock of the Bank to the Corporation.

        3.14 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

        3.15 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

        3.16 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

        3.17 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

        3.18 "Subsidiary" means the Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

        3.19 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

        4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

        4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

                                    ARTICLE V
                                  CONTRIBUTIONS

        5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

        5.02  Investment  of Trust  Assets;  Number of Plan  Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 1,719,250 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

        6.01 Awards. Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

        6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Sections 6.01 that a Plan Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient and the rate at which the Plan Share Award shall terminate. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

        7.01   Earning Plan Shares; Forfeitures.

               (a) General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate determined by the Board or the Committee pursuant to Article VI hereof. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the date such Awards are vested for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

               (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary or service as a Non-Employee Director terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter.

               (c) Exception for Termination after a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation as of the effective date of the Change in Control of the Corporation.

               (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

        7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

        7.03   Distribution of Plan Shares.

               (a) Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

               (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

               (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

               (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

        7.04 Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

                                  ARTICLE VIII
                                      TRUST

        8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

        8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

               (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

               (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

               (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

               (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

               (f) To employ brokers, agents, custodians, consultants and accountants.

               (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

               (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

        Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

        8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

        8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

        8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                   ARTICLE IX
                                  MISCELLANEOUS

        9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

        9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Notwithstanding any other provision of this Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been Awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

        9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.03 No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

        9.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

        9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

        9.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

        9.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

        9.08 Term of Plan. This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

        9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

        IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 17th day of February 1999.


                                                 STATEN ISLAND BANCORP, INC.



                                                 By:  /s/ Harry P. Doherty
                                                      --------------------
                                                      Harry P. Doherty
                                                      Chairman of the Board and
                                                      Chief Executive Officer



ATTEST:                                          TRUSTEES:



/s/ Patricia J. Villani                          /s/ William G. Horn
-----------------------                          -------------------
Patricia J. Villani                              William G. Horn
Secretary


                                                 /s/ Julius Mehrberg
                                                 -------------------
                                                 Julius Mehrberg



                                                 /s/ John R. Morris
                                                 ------------------
                                                 John R. Morris

                                  REVOCABLE PROXY
                           STATEN ISLAND BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STATEN ISLAND BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 1999 AND AT ANY ADJOURNMENT THEREOF.

  The undersigned hereby appoints the Board of Directors of Staten Island Bancorp, Inc. ( the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 19, 1999 at the Annual Meeting of Stockholders to be held at the Excelsior Grand located at 2380 Hylan Boulevard, Staten Island, New York, on Thursday, April 29, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof:

1. ELECTION OF DIRECTORS

Nominees for a three-year term expiring in 2002:
Harold Banks, Denis P. Kelleher and Julius Mehrberg

                                                          For All
                [   ] For      [   ] Withhold      [   ]  Except


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. PROPOSAL to amend the Company's 1998 Stock Option Plan and the Company's 1998 Recognition and Retention Plan and Trust to revise the provisions relating to the vesting of options and awards.

               [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. PROPOSAL to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the year ending December 31, 1999.

               [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO AMEND THE COMPANY'S STOCK BENEFIT PLANS, FOR THE PROPOSAL TO RATIFY THE AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.


                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above





    Detach above card, sign, date and mail in postage paid envelope provided.

                           STATEN ISLAND BANCORP, INC.

   PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.